SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2002

Mediware Information Systems, Inc.

(Exact name of registrant as specified in its charter)

New York	1-10768	11-2209324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11711 West 79th Street, Lenexa, KS (Address of principal executive offices)	66214 (Zip Code)

913-307-1000 (Registrant's telephone number, including area code)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND VICE PRESIDENT OF FINANCE

Item 9. Regulation FD Disclosure.

On August 27, 2002, Mediware Information Systems, Inc. (the "Company") filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Annual Report as correspondence were the transmittal letter and certifications of the Company's Chief Executive Officer, George J. Barry, and Vice President of Finance, Jill H. Suppes, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350, attached as exhibits hereto.

The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The transmittal letter is attached hereto as Exhibit 99.1 and the certifications are attached hereto as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2002	Mediware Information Systems, Inc. By: GEORGE J. BARRY GEORGE J. BARRY President & CEO

EXHIBIT 99.1

August 27, 2002

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Mediware Information Systems, Inc.
     Annual Report on Form 10-K for the fiscal year ended June 30, 2002

Ladies and Gentlemen:

Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

Very truly yours,
Mediware Information Systems, Inc.

By: GEORGE J. BARRY GEORGE J. BARRY
President & CEO

EXHIBIT 99.2

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report on Form 10-K (the "Form 10-K") of Mediware Information Systems, Inc. for the year ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her respective knowledge:

    The Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 27, 2002	/s/ George J. Barry
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George J. Barry Chief Executive Officer

Dated: August 27, 2002	/s/ Jill H. Suppes
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Jill H. Suppes Vice President of Finance